Aristotle Portfolio Optimization Conservative Fund
Schedule of Investments
December 31, 2024 (Unaudited)

AFFILIATED OPEN-END FUNDS - 71.4%	Shares	Value
Affiliated Equity Open-End Funds - 10.5%
Aristotle Core Equity Fund - Class I (a)	391,884	$5,596,101
Aristotle Growth Equity Fund - Class I (a)	455,946	6,884,777
Aristotle International Equity Fund - Class I (a)	116,586	1,289,438
		13,770,316

Affiliated Fixed Income Open-End Funds - 60.9%
Aristotle Core Income Fund - Class I (a)(b)	5,468,193	52,221,246
Aristotle Floating Rate Income Fund - Class I (a)	282,321	2,679,227
Aristotle High Yield Bond Fund - Class I (a)	789,413	7,294,180
Aristotle Short Duration Income Fund - Class I (a)	1,770,987	17,993,230
		80,187,883
TOTAL AFFILIATED OPEN-END FUNDS (Cost $90,271,490)		93,958,199

EXCHANGE TRADED FUNDS - 28.3%	Shares	Value
Equity Exchange Traded Funds - 14.5%
iShares MSCI EAFE Value ETF	62,324	3,270,140
iShares Russell 2000 Value ETF	11,444	1,878,762
Vanguard FTSE All World ex-US Small-Cap ETF	11,279	1,291,220
Vanguard Mid-Cap Growth ETF	7,463	1,893,736
Vanguard Mid-Cap Value ETF	3,928	635,433
Vanguard Real Estate ETF	14,229	1,267,519
Vanguard Value ETF	52,076	8,816,467
		19,053,277

Fixed Income Exchange Traded Funds - 13.8%
iShares TIPS Bond ETF	43,904	4,677,971
Vanguard Emerging Markets Government Bond ETF	42,007	2,652,742
Vanguard Total Bond Market ETF	150,501	10,822,527
		18,153,240
TOTAL EXCHANGE TRADED FUNDS (Cost $35,547,944)		37,206,517

TOTAL INVESTMENTS - 99.7% (Cost $125,819,434)		131,164,716
Other Assets in Excess of Liabilities - 0.3%		417,495
TOTAL NET ASSETS - 100.0%		$131,582,211
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.